EXHIBIT 1
                                                                 to SCHEDULE 13D

                           JOINT ACQUISITION STATEMENT
                           PURSUANT TO RULE 13D-(k)(1)

         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated: April 7, 2000


GENERAL ATLANTIC PARTNERS, LLC           GENERAL ATLANTIC PARTNERS 47, L.P.

                                         By: General Atlantic Partners, LLC,
By: /s/ Thomas J. Murphy                     Its general partner
    --------------------
    Name:  Thomas J. Murphy              By: /s/ Thomas J. Murphy
    Title: Attorney-In-Fact                  --------------------
                                             Name:  Thomas J. Murphy
                                             Title: Attorney-In-Fact


GENERAL ATLANTIC PARTNERS 28, L.P.       GENERAL ATLANTIC PARTNERS 48, L.P.

By: General Atlantic Partners, LLC,      By: General Atlantic Partners, LLC,
    Its general partner                      Its general partner

By: /s/ Thomas J. Murphy                 By: /s/ Thomas J. Murphy
    --------------------                     --------------------
    Name:  Thomas J. Murphy                  Name:  Thomas J. Murphy
    Title: Attorney-In-Fact                  Title: Attorney-In-Fact


GENERAL ATLANTIC PARTNERS 38, L.P.       GAP COINVESTMENT PARTNERS, L.P.

By: General Atlantic Partners, LLC,
    Its general partner                  By: /s/ Thomas J. Murphy
                                             --------------------
By: /s/ Thomas J. Murphy                     Name:  Thomas J. Murphy
    --------------------                     Title: Attorney-In-Fact
    Name:  Thomas J. Murphy
    Title: Attorney-In-Fact